UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
July 27, 2020

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2020, at the Annual Meeting (as defined below) of Plantronics, Inc. ("Company"), the Company's stockholders approved an amendment and restatement of the Company's 2002 Employee Stock Purchase Plan ("ESPP") to increase the number of authorized shares under the ESPP by 1,000,000. The Company's stockholders also approved at the Annual Meeting an amendment and restatement of the Company's 2003 Stock Plan ("Plan") to increase the number of authorized shares under the Plan by 1,000,000. A copy of the ESPP and Plan, each as amended and restated, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2020 Annual Meeting of Stockholders ("Annual Meeting") was held on July 27, 2020. At the Annual Meeting, 37,638,492 shares of common stock of the Company were present in person or by proxy. At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect ten directors; (2) approve the amendment and restatement of the 2002 Employee Stock Purchase Plan which included an increase in the number of shares of common stock issuable thereunder by 1,000,000; (3) approve the amendment and restatement of the 2003 Stock Plan which included an increase in the number of shares of common stock issuable thereunder by 1,000,000; (4) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2021; and (5) approve, on an advisory basis, the compensation of the Company's named executive officers.

The results of the voting were as follows:

Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert Hagerty	32,042,713	960,417	108,500	4,526,862
Marvin Tseu	32,029,706	1,034,745	47,179	4,526,862
Frank Baker	32,656,406	402,462	52,762	4,526,862
Kathy Crusco	32,787,102	278,873	45,655	4,526,862
Brian Dexheimer	27,120,386	5,941,564	49,680	4,526,862
Gregg Hammann	32,481,470	581,231	48,929	4,526,862
John Hart	32,120,914	935,652	55,064	4,526,862
Guido Jouret	32,392,227	662,262	57,141	4,526,862
Marshall Mohr	29,572,234	3,484,882	54,514	4,526,862
Daniel Moloney	32,647,953	408,205	55,472	4,526,862

Proposal No. 2: The results of the vote to approve the amended and restated 2002 Employee Stock Purchase Plan were:

For	Against	Abstain	Broker Non-Votes
32,494,309	277,678	339,643	4,526,862

Proposal No. 3: The results of the vote to approve the amended and restated 2003 Stock Plan were:

For	Against	Abstain	Broker Non-Votes
28,829,704	3,932,241	349,685	4,526,862

Proposal No. 4: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2021 were:

For	Against	Abstain
37,068,502	483,639	86,351

Proposal No. 5: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
32,504,132	575,256	32,242	4,526,862

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Plantronics, Inc. 2002 Employee Stock Purchase Plan, as amended and restated
10.2	Plantronics, Inc. 2003 Stock Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2020	PLANTRONICS, INC.

		By:	/s/ Mary Huser
		Name:	Mary Huser
		Title:	Executive Vice President, Chief Legal and Compliance Officer